UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2007

NASTECH PHARMACEUTICAL COMPANY INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-13789	11-2658569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3830 Monte Villa Parkway, Bothell, Washington		98021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-908-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Officer. On October 4, 2007, Nastech Pharmaceutical Company Inc. (the "Company") issued a press release announcing that Paul H. Johnson, Ph.D, Senior Vice President of Research and Development and Chief Scientific Officer was retiring from the Company. Henry "Rick" Costantino, Ph.D., who has served as Director of Formulations since June 2003 and was recently promoted to Vice President of Pharmaceutical Research & Development, will replace Dr. Johnson as Chief Scientific Officer of Delivery. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the foregoing, the Company hereby furnishes the following exhibit:

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC.

October 4, 2007	By:	Philip C. Ranker

Name: Philip C. Ranker
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated October 4, 2007.